PACE Select

Prospectus & SAI Supplement

PACE® Select Advisors Trust

PACE® Large Co Value Equity Investments

PACE® Small/Medium Co Value Equity Investments

PACE® Small/Medium Co Growth Equity Investments

PACE® International Equity Investments

PACE® International Emerging Markets Equity Investments

PACE® Alternative Strategies Investments

Supplement to the prospectuses relating to Class A, Class C and Class Y shares (the "Multi-Class Prospectus"), and Class P shares (the "Class P Prospectus") (collectively, the "Prospectuses") and the Statement of Additional Information ("SAI"), each dated November 28, 2012, as supplemented to date

August 28, 2013

Dear Investor,

The purpose of this supplement is to update certain information regarding the following series of PACE Select Advisors Trust (the "Trust"): PACE Large Co Value Equity Investments, PACE Small/Medium Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments and PACE Alternative Strategies Investments (each a "fund" and together the "funds").

First, this supplement updates information regarding the investment advisory arrangements for PACE International Equity Investments. At the recommendation of UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, the Trust's Board of Trustees (the "Board") has appointed Chautauqua Capital Management, LLC ("Chautauqua") to serve as a new, additional investment advisor to the fund. Chautauqua assumed investment advisory responsibility with respect to a portion of the fund's portfolio effective on August 5, 2013. In addition, at the recommendation of UBS Global AM, the Trust's Board has terminated Martin Currie Inc. ("Martin Currie") as an investment advisor to the fund, effective as of the close of business on August 2, 2013. J.P. Morgan and Mondrian

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Investment Partners Limited ("Mondrian"), the fund's other investment advisors, will continue to serve as the fund's investment advisors. The changes are described in greater detail below.

Second, this supplement updates information regarding one of the non-fundamental investment policies of PACE Alternative Strategies Investments. The Trust's Board approved a change in a non-fundamental investment policy of PACE Alternative Strategies Investments to clarify that the fund could borrow securities in connection with its short selling activity and continue to purchase portfolio securities and other investments in its portfolio. This change is described in greater detail below.

Finally, this supplement clarifies that PACE Large Co Value Equity Investments, PACE Small/Medium Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE International Equity Investments and PACE International Emerging Markets Equity Investments may invest in real estate investment trusts ("REITs"). These changes are described in greater detail below.

Effective immediately, the Prospectuses and SAI are hereby revised as follows:

I.   PACE International Equity Investments

The section captioned "PACE International Equity Investments Fund summary" and sub-headed "Management process" beginning on page 48 of each of the Multi-Class Prospectus and Class P Prospectus is revised by replacing the third sentence of the first paragraph of that section with the following:

Mondrian Investment Partners Limited ("Mondrian"), J.P. Morgan Investment Management Inc. ("J.P. Morgan") and Chautauqua Capital Management, LLC ("Chautauqua") currently serve as the fund's investment advisors.

The section captioned "PACE International Equity Investments Fund summary" and sub-headed "Management process" beginning on page 48 of each of the Multi-Class Prospectus and Class P Prospectus is revised by deleting the fifth paragraph of that section in its entirety and inserting the following in its place:

Chautauqua endeavors to achieve consistent risk adjusted excess returns by managing a concentrated portfolio of 25-35 quality, growth companies generally headquartered outside of the United States. The portfolio consists of a carefully diversified set of best idea equities that Chautauqua believes will benefit from long-term trends, have sustainable competitive advantages and exhibit growth that should outpace the market. Companies are valued based on a forward looking cash flow analysis. When selecting investments, Chautauqua has a long-term time horizon.

The section captioned "PACE International Equity Investments Fund summary" and sub-headed "Risk/return bar chart and table" beginning on page 49 of each of the Multi-Class Prospectus and Class P Prospectus is revised by adding the following before the final sentence of the first paragraph:

Chautauqua assumed day-to-day management of a separate portion of the fund's assets on August 5, 2013.

The section captioned "PACE International Equity Investments Fund summary" and sub-headed "Investment manager and advisors" on page 50 of the Multi-Class Prospectus and beginning on page 49 of the Class P Prospectus is revised by replacing that section in its entirety with the following:

UBS Global Asset Management (Americas) Inc. ("UBS Global AM") serves as the fund's manager. Mondrian, J.P. Morgan and Chautauqua serve as the fund's investment advisors.

The section captioned "PACE International Equity Investments Fund summary" and sub-headed "Portfolio managers" on page 50 of each of the Multi-Class Prospectus and Class P Prospectus is revised by deleting the fourth bullet point of that section in its entirety and inserting the following in its place:

•  Chautauqua—Brian M. Beitner, CFA, Managing Partner, Michael Mow, CFA, Partner and Amanda Prentiss, Partner, have been portfolio managers of the fund since August 5, 2013.

The section captioned "More information about the funds—PACE International Equity Investments" and sub-headed "Management process" beginning on page 87 of the Multi-Class Prospectus and page 86 of the Class P Prospectus is revised by replacing the third sentence of the first paragraph of that section with the following:

Mondrian Investment Partners Limited ("Mondrian"), J.P. Morgan Investment Management Inc. ("J.P. Morgan") and Chautauqua Capital Management, LLC ("Chautauqua") currently serve as the fund's investment advisors.

The section captioned "More information about the funds—PACE International Equity Investments" and sub-headed "Management process" beginning on page 87 of the Multi-Class Prospectus and page 86 of the Class P Prospectus is revised by deleting the fifth and sixth paragraphs in their entirety and inserting the following:

In managing its segment of the fund's assets, Chautauqua endeavors to achieve consistent risk adjusted excess returns by managing a concentrated portfolio of 25-35 quality, growth companies generally headquartered outside of the United States. The portfolio consists of a carefully diversified set of best idea equities that Chautauqua believes will benefit from long-term trends, have sustainable competitive advantages and exhibit growth that should outpace the market. Companies are valued based on a forward looking cash flow analysis. When selecting investments, Chautauqua has a long-term time horizon.

The section captioned "Management" and sub-headed "PACE International Equity Investments" beginning on page 125 of the Multi-Class Prospectus and page 120 of the Class P Prospectus is revised by replacing the first sentence of the first paragraph of that section in its entirety with the following:

Mondrian Investment Partners Limited ("Mondrian"), J.P. Morgan Investment Management Inc. ("J.P. Morgan") and Chautauqua Capital Management, LLC ("Chautauqua") currently serve as the fund's investment advisors.

The section captioned "Management" and sub-headed "PACE International Equity Investments" beginning on page 125 of the Multi-Class Prospectus and page 120 of the Class P Prospectus is revised by replacing the final paragraph of that section in its entirety with the following:

Chautauqua is located at 921 Walnut Street, Suite 250, Boulder, Colorado, 80302, United States. Chautauqua is registered as an investment adviser with the Securities and Exchange Commission. As of August 5, 2013, Chautauqua had approximately $552 million in assets under management.

The investment team is comprised of Brian M. Beitner, CFA, Michael Mow, CFA, and Amanda Prentiss. Brian Beitner, CFA, formed Chautauqua in January 2009. Prior to this, he was a member of the TCW Group, Inc's ("TCW") Concentrated Core Equities portfolio management team from 1998 through 2008. Prior to working at TCW, he was with Scudder Kemper Investments, Donaldson, Lufkin and Jenrette, Bear Stearns & Co., and Security Pacific Bank in roles including portfolio management, research and trading. Michael Mow, CFA, joined Chautauqua in 2009, after spending eight years as a Senior Investment Analyst at American Century Investments. Before that he was at TCW for eight years where he worked as an equity analyst and portfolio manager. Amanda Prentiss joined Chautauqua in 2009. Prior to joining Chautauqua, she worked at TCW as an economist from 2004 to 2008, TD Securities in London and Goldman Sachs in London and Frankfurt.

The section captioned "The funds and their investment policies" and sub-headed "PACE International Equity Investments" beginning on page 12 of the SAI is revised by replacing the second sentence of the first paragraph of that section with the following:

Mondrian Investment Partners Limited ("Mondrian"), J.P. Morgan Investment Management Inc. ("J.P. Morgan") and Chautauqua Capital Management, LLC ("Chautauqua") currently serve as the fund's investment advisors.

The section captioned "Investment advisory arrangements" and sub-headed "PACE International Equity Investments" beginning on page 99 of the SAI is revised by replacing that section in its entirety with the following:

Under the current Advisory Agreements for this fund with Mondrian Investment Partners Limited ("Mondrian"), J.P. Morgan Investment Management Inc. ("J.P. Morgan") and Chautauqua Capital Management, LLC ("Chautauqua"), UBS Global AM (not the fund) pays Mondrian, J.P. Morgan and Chautauqua a fee based on the fund's average daily net assets that each manages. For the fiscal years ended July 31, 2012, July 31, 2011, and July 31, 2010, UBS Global AM paid or accrued investment advisory fees to the fund's investment advisor(s) of $2,392,285, $2,627,648 and $2,411,107, respectively, which represented approximately 0.31%, 0.30% and 0.29%, respectively, of the fund's net assets. The accrued investment advisory fees and percentages above reflect the fee schedule(s) in effect during the periods.

Mondrian is a limited company organized under the laws of the United Kingdom. Mondrian is controlled by members of Mondrian's management. J.P. Morgan is a wholly-owned indirect subsidiary of JPMorgan Chase & Co., a bank holding company and global financial services firm. J.P. Morgan may be identified in marketing materials by its marketing name, JPMorgan Asset Management. Chautauqua is a limited liability company wholly-owned by its employees.

In the section captioned "Proxy voting policies and procedures," the heading "PACE International Equity Investments—Martin Currie Inc., Mondrian Investment Partners Limited and J.P. Morgan Investment Management Inc." on page 136 of the SAI is replaced with the following:

PACE International Equity Investments—Mondrian Investment Partners Limited, J.P. Morgan Investment Management Inc. and Chautauqua Capital Management, LLC

The section captioned "PACE International Equity Investments—Mondrian Investment Partners Limited, J.P. Morgan Investment Management Inc. and Chautauqua Capital Management, LLC" beginning on page 136 of the SAI is revised by deleting the subsection captioned "Martin Currie, Inc." in its entirety and inserting the following in its place:

Chautauqua Capital Management, LLC. Chautauqua Capital Management, LLC ("Chautauqua") has adopted proxy voting guidelines and procedures to ensure compliance with its fiduciary duties, Rule 206(4)-6 under the Advisers Act and other applicable law. Chautauqua's Proxy Review Committee is responsible for overseeing the proxy voting process, voting guidelines and identifying potential conflicts of interest. In order to execute the actual voting process, Chautauqua has delegated proxy voting to Institutional Shareholder Services, Inc. ("ISS") in accordance with Chautauqua's proxy voting guidelines. All proxy voting and record keeping by Chautauqua is, of course, dependent on the timely provision of proxy ballots by either custodians, clients or other third parties.

Chautauqua's Proxy Voting Guidelines provide a basis for making decisions in the voting of proxies for clients. When voting proxies, Chautauqua's utmost concern is that all decisions be made solely in the interests of the client and with the goal of maximizing the value of the client's investments. With this goal in mind, the Guidelines cover various categories of voting decisions and generally specify whether Chautauqua will vote for or against a particular type of proposal. Categories include: Governance, Capital Structure, Mergers and Restructuring, Board of Directors, Anti-Takeover Provisions, Compensation, Shareholder Proposals and Social Issue Proposals.

Chautauqua's underlying philosophy is that its investment team, which is responsible for evaluating the individual holdings, is best able to determine how to further client interests and goals. The investment team may, at their discretion, take into account the recommendations of the Proxy Committee and ISS research but recommend a different vote. For example, Chautauqua recognizes the importance of good corporate governance in ensuring that management and boards of directors fulfill their obligations to shareholders. It is Chautauqua's general policy to support management proposals unless it believes that voting with management may be contrary to the clients' best interests.

For proxies of non-U.S. companies there can be difficulties and costs associated with voting which may include: (i) appointing a proxy; (ii) knowing when a meeting is taking place; (iii) obtaining relevant information about proxies, voting procedures for foreign shareholders, and restrictions on trading securities that are subject to proxy votes; (iv) arranging for a proxy to vote; and (v) evaluating the cost of voting. Furthermore, the operational hurdles to voting proxies vary by country. Despite this, Chautauqua will make every reasonable effort to vote proxies. This is especially true when Chautauqua believes that an issue to be voted is likely to affect the economic value of the portfolio securities, that its vote may influence the ultimate outcome of the contest, and that the benefits of voting the proxy exceed the expected costs.

Conflicts of interest. It is unlikely that serious conflicts of interest will arise because Chautauqua does not engage in investment banking or the managing or advising of public companies, moreover, Chautauqua does not have any affiliates. In the event a potential conflict of interest were to arise in the context of voting proxies Chautauqua will avoid a conflict by casting such votes solely in the interests of its clients and in the interests of maximizing the value of their portfolio holdings. In this regard, if a potential conflict of interest arises, but the proxy vote to be decided is predetermined to be cast either in favor or against, then Chautauqua will vote accordingly. On the other hand, if a potential conflict of interest arises, and there is no predetermined vote, such vote is to be decided on a case-by-case basis, or if the portfolio manager would like to override a predetermined vote, then Chautauqua may refer the vote to an outside service for independent consideration.

In the section captioned "Portfolio managers" the heading "PACE International Equity Investments—Martin Currie Inc., Mondrian Investment Partners Limited and J.P. Morgan Investment Management Inc." on page 173 of the SAI is replaced with the following:

PACE International Equity Investments—Mondrian Investment Partners Limited, J.P. Morgan Investment Management Inc. and Chautauqua Capital Management, LLC

The section captioned "PACE International Equity Investments—Mondrian Investment Partners Limited, J.P. Morgan Investment Management Inc. and Chautauqua Capital Management, LLC" beginning on page 173 of the SAI is revised by deleting the subsection captioned "Martin Currie Inc." in its entirety and inserting the following in its place:

Chautauqua Capital Management, LLC

The investment team consisting of Brian Beitner, CFA, Michael Mow, CFA and Amanda Prentiss is primarily responsible for the day-to-day management of Chautauqua's allocated portion of the fund's portfolio. The following table provides information relating to other accounts managed by them as of June 30, 2013:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	1	2	6
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$235.1	$52.7	$264.1
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Potential conflicts of interest. Chautauqua is an employee owned privately held investment boutique without affiliates. The firm has a comprehensive compliance program that is designed to identify and mitigate any conflicts of interest. The program is reviewed on a formal basis at least annually to ensure that all possible risks and conflicts of interest are properly addressed. Chautauqua's Policy and Procedures Manual includes a detailed Code of Ethics section as well as sections on Trading and Brokerage and Portfolio Management (Proxy Voting) all of which address potential conflicts of interest and how they are managed. Chautauqua's Policy and Procedures Manual and, specifically, The Code of Ethics, is based on the principle that employees of the firm owe a fiduciary duty to its clients. It requires that at all times the interests of its clients are placed ahead of their own. The following is a list of some potential conflicts of interest that could arise in the course of normal investment management business activities.

Performance-Based Fees and Side-By-Side Management—Chautauqua manages multiple types of accounts side-by-side. Chautauqua may also negotiate performance-based fees with some clients. This could represent a conflict of interest if clients paying higher fees or if accounts in which Chautauqua employees have an investment interest, like a limited partnership, receive preferential treatment. In order to ensure that each type of account is treated equitably, Chautauqua manages all accounts as closely as possible to the model portfolio (while taking into account individual client restrictions) and executes aggregated trades, apportioning trades across accounts whenever possible.

Trade Aggregation and Allocation—Chautauqua aggregates buy and sell orders among clients wherever possible. Trades are then allocated among accounts based upon procedures outlined in the Trading and Brokerage section of Chautauqua's Policy and Procedures Manual. Allocations among accounts are to be made either prior to execution or, if following execution, before the end of the trading day, although subsequent reallocations may occur in unusual circumstances. In most cases, one order is sent to a broker with apportioned settlement instructions for each account such that allocations from the trade are on a pro-rata basis of assets under management for each account. In other cases, random allocation processes will be used. However, considerations such as lot size, existing or target account weightings in particular securities, account size, cash availability, diversification requirements and investment objectives, restrictions, and time horizons may result in more particularized allocations. In connection with multi-account purchase or sale programs, and in other circumstances if practicable, if multiple trades for a specific security are made with the same broker in a single day, those securities will be allocated to accounts based on a weighted average purchase or sale price of that day.

Personal Accounts—Chautauqua's Code of Ethics addresses potential conflicts of interest with respect to personal trading accounts. It is possible that employees of Chautauqua may buy or sell the same securities held in a client account. However, trades in non-exempt securities must be pre-approved by Chautauqua's Chief Compliance Officer and blackout dates are in place to avoid situations whereby trades of an employee of Chautauqua could negatively impact a client account. Employee trading is continually monitored under the Code of Ethics to reasonably prevent conflicts of interest between Chautauqua and its clients. In addition to this pre-approval requirement, employees of Chautauqua are required to submit, for audit, their personal quarterly brokerage statements to the Chief Compliance Officer as well as provide an Annual Holdings Report.

Soft Dollars—Chautauqua's Trading and Brokerage Policy outlines how brokers are selected and the provisions for "best execution." The Trade Review Committee provides oversight of Chautauqua's trading activities. Chautauqua's policy is to comply with the safe harbor provisions of Section 28(e) of the Securities Exchange Act of 1934, as amended, regarding soft dollar transactions. As a matter of policy, Chautauqua does not use any third party "soft dollar" arrangements. All services are paid for with hard dollars. However, because the firm has access to broker dealer research and pays commissions to the broker dealers, this commission payment could be considered a soft dollar arrangement. It is important to note that Chautauqua always seeks best execution, negotiates favorable commission rates and actively tracks commission expenditures.

Allocation Of Initial Public Offerings—When Chautauqua participates in an IPO for clients who do not have IPO restrictions, allocations are made proportionally based on assets under management. The only time this may not be the case is when allocations are so small as to make it costly and impractical to do so. In such cases, Chautauqua will allocate IPO shares at its own discretion in the most practical way possible.

Board Membership & External Arrangements—Chautauqua requires that all employees disclose any board memberships, outside employment or service on creditors' committees and seek approval before joining a new board or committee in order to avoid any conflicts of interest.

Gifts & Entertainment—Because gifts and/or entertainment offered to employees of Chautauqua from broker-dealers, potential clients, or other parties may provide the actual or apparent potential for a conflict of interest affecting fiduciary duties and independent judgment on behalf of the firm's clients, Chautauqua limits the value of gifts or entertainment received, whether to the employee or to his or her family, friends or designees.

Compensation. Chautauqua employee compensation consists of a base salary and incentive compensation. Incentive compensation takes the form of profit sharing and bonuses based on individual merit and firm performance. A significant portion of the incentive compensation is invested in Chautauqua portfolio strategies so that employees' personal investment interests are aligned with the investment interests of Chautauqua's clients. Annual installments of deferred compensation vest over three years to reward loyalty. Chautauqua is 100% owned by its employees, and all investment professionals have direct ownership in the equity of the firm.

Ownership of fund shares. As of August 5, 2013, none of the portfolio managers owned shares of the fund.

II.   PACE Alternative Strategies Investments

The section captioned "The funds' investments, related risks and limitations" and sub-headed "Non-fundamental investment limitations" beginning on page 52 of the SAI is revised by replacing policy (2) in its entirety with the following:

(2) A fund, other than PACE Global Real Estate Securities Investments, will not purchase portfolio securities while borrowings of money in excess of 5% of its total assets are outstanding. This limitation does not affect the ability of PACE Large Co Value Equity Investments, PACE International Equity Investments and PACE Alternative Strategies Investments to borrow securities in connection with their short selling activity and continue to purchase portfolio securities and other investments in their portfolios.

III.   PACE Large Co Value Equity Investments, PACE Small/Medium Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE International Equity Investments and PACE International Emerging Markets Equity Investments

The section captioned "The funds' investments, related risks and limitations" and sub-headed "Real estate investment trusts" on page 50 of the SAI is revised by replacing the first sentence of the first paragraph of that section with the following:

PACE Large Co Value Equity Investments, PACE Large Co Growth Equity Investments, PACE Small/Medium Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments may invest in REITs.

The section captioned "The funds' investments, related risks and limitations" and sub-headed "Real estate investment trusts" on page 50 of the SAI is revised by replacing the first sentence of the second paragraph of that section with the following:

A shareholder, by investing in REITs indirectly through a fund, will bear not only the shareholder's proportionate share of the expenses of the fund, but also, indirectly, the management expenses of the underlying REITs.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE.

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UBS Global Asset Management (Americas) Inc.